April 30, 2015

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Sands Capital Select Growth Fund

Touchstone Total Return Bond Fund

Supplement to the Prospectus dated January 30, 2015

The information in the Prospectus relating to the Touchstone Sands Capital Select Growth Fund under the section titled “The Fund’s Management” is replaced with the following:

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Sands Capital Management, LLC	Frank M. Sands, CFA Thomas M Ricketts, CFA A. Michael Sramek, CFA	Managing the Fund since 2000 Managing the Fund since 2015 Managing the Fund since 2015	Chief Investment Officer and Chief Executive Officer Portfolio Manager Portfolio Manager

Additionally, the information in the Prospectus relating to the portfolio managers’ biographies for the Touchstone Total Return Bond Fund under the section titled “Sub-Advisors and Portfolio Managers” is replaced with the following:

Touchstone Total Return Bond Fund

Douglas Folk, CFA, Partner, has been with EARNEST since 1999 and is jointly and primarily responsible for the management of the Fund.  His prior experience includes ten years of portfolio management with Southern Farm Bureau Life Insurance Company, where he was responsible for the company’s fixed income portfolio.  He has over 30 years of investment experience.

Chris Fitze, CFA, Director, is part of the Investment Management team and has been with EARNEST since 2003 and is jointly and primarily responsible for the management of the Fund.  He has over 10 years of investment experience.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-S1-1501